SCUDDER
                                                                     INVESTMENTS




Taxable Income I

Scudder U.S. Government Securities Fund

Supplement to the currently effective prospectuses

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Effective January 9, 2006, the following supplements the disclosure in "The
Fund's Main Investment Strategy" section of the prospectuses:

The fund normally invests all of its assets in securities issued by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The fund may use derivative instruments as described in "Other Investments."






















               Please Retain This Supplement for Future Reference



October 31, 2005